UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2009.
BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     This Current Report on Form 8-K is being filed to update the historical consolidated financial statements included in Belo Corp.’s (Belo or the Company) Amendment No. 1 to its Annual Report on Form 10-K/A for the year ended December 31, 2008 (the 2008 Form 10-K/A) to reflect changes to the Company’s calculation of earnings per share as required by the adoption of Financial Accounting Standards Board (FASB) Staff Position EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (FSP EITF 03-6-1).
     On June 16, 2008, the FASB issued FSP EITF 03-6-1, which requires the Company to consider unvested share-based payment awards that are entitled to receive dividends or dividend equivalents as participating securities in its computations of earnings per share. The Company adopted FSP EITF 03-6-1 in the first quarter of 2009; however, the adoption requires retrospective application to prior period earnings per share amounts as they are presented. The Company has revised its presentation of its earnings per share and weighted average shares outstanding to reflect this change and has retrospectively adjusted all comparative prior period information included in this Form 8-K on this basis.
     The impact of the adoption of FSP EITF 03-6-1 is reflected and is set forth in the following sections of the Company’s 2008 Form 10-K/A, which as revised are included as Exhibit 99.1 to this Current Report on Form 8-K.
•	Part II, Item 6. Selected Consolidated Financial Data,

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,

•	Part II, Item 8. Consolidated Financial Statements
     As this Current Report on Form 8-K is being filed only for the purpose described above, and only affects the Items specified above, the other information in the Company’s 2008 Form 10-K/A remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the Company’s 2008 Form 10-K/A except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company’s 2008 Form 10-K/A or modify or update any related disclosures. Information in the Company’s 2008 Form 10-K/A not affected by this Current Report on Form 8-K is unchanged and reflects the disclosure made at the time of the filing of the Company’s 2008 Form 10-K/A with the Securities and Exchange Commission on August 10, 2009. Accordingly, this Current Report on Form 8-K should be read in conjunction with the Company’s 2008 Form 10-K/A and the Company’s filings made with the Securities and Exchange Commission subsequent to the filing of the Company’s 2008 Form 10-K/A, including any amendments to those filings.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Updated Selected Consolidated Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Belo Corp.

By:	/s/ Carey P. Hendrickson
Carey P. Hendrickson
Senior Vice President/ Chief Accounting Officer
Date: September 15, 2009

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Updated Selected Consolidated Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Consolidated Financial Statements